United States
Securities and Exchange Commission
Washington, D.C.  20549

Form N-CSR
Certified Shareholder Report of Registered Management Investment Companies

811-4018

(Investment Company Act File Number)

Federated High Yield Trust
_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
(Address of Principal Executive Offices)

(412) 288-1900
(Registrant's Telephone Number)

John W. McGonigle, Esquire
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)
(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 02/28/2011

Date of Reporting Period: 02/28/2011

Item 1.                      Reports to Stockholders

Federated High Yield Trust

ANNUAL SHAREHOLDER REPORT

February 28, 2011

Institutional Service Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Financial Highlights – Institutional Service Shares

(For a Share Outstanding Throughout Each Period)

Year Ended February 28 or 29	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$5.47	$3.85	$5.56	$6.16	$5.97
Income From Investment Operations:
Net investment income	0.39	0.41	0.44	0.44	0.44[1,2]
Net realized and unrealized gain (loss) on investments, options, foreign currency transactions and swap contracts	0.66	1.60	(1.70)	(0.60)	0.21[2]
TOTAL FROM INVESTMENT OPERATIONS	1.05	2.01	(1.26)	(0.16)	0.65
Less Distributions:
Distributions from net investment income	(0.41)	(0.39)	(0.45)	(0.44)	(0.46)
Redemption Fees	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]
Net Asset Value, End of Period	$6.11	$5.47	$3.85	$5.56	$6.16
Total Return[4]	19.87%	53.93%	(23.80)%	(2.83)%	11.43%
Ratios to Average Net Assets:
Net expenses	0.99%	0.99%	0.99%	0.99%	0.96%
Net investment income	6.78%	8.30%	8.92%	7.55%	7.36%[2]
Expense waiver/reimbursement[5]	0.29%	0.28%	0.32%	0.24%	0.25%
Supplemental Data:
Net assets, end of period (000 omitted)	$254,077	$196,921	$126,855	$207,270	$275,294
Portfolio turnover	50%	37%	20%	30%	42%
1	Per share number has been calculated using the average shares method.
2	Due to a misclassification of amounts previously reported, the Fund reclassified discount accretion/premium amortization on long-term debt securities for the year ended February 28, 2007, to allow proper comparison from year to year. Net assets were not affected by this reclassification.
3	Represents less than $0.01.
4	Based on net asset value.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption/exchange fees; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2010 to February 28, 2011.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption/exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 9/1/2010	Ending Account Value 2/28/2011	Expenses Paid During Period[1]
Actual	$1,000	$1,148.60	$5.27
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,019.89	$4.96
1	Expenses are equal to the Fund's annualized net expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period).

Annual Shareholder Report

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Management's Discussion of Fund Performance (unaudited)

The Fund's total return, based on net asset value, for the 12-month reporting period ended February 28, 2011 was 19.87%. The total return of the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index (BCHY2%ICI),1 a broad-based securities market index, was 17.34% during the same reporting period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the BCHY2%ICI.

MARKET OVERVIEW

The high-yield market generated attractive total returns during the 12-month reporting period. The major factor behind these attractive returns was the continuing recovery of the domestic economy from recession. While disappointing on the job creation front, the economy managed four consecutive quarters of positive growth during calendar 2010. Overall corporate creditworthiness also continued to recover as corporate earnings registered strong gains driven by the improving economy and the benefit of aggressive cost actions taken during the recession. This improvement is illustrated by the decline in default rates from 10.7% in 2009 to 1.1% for 2010 according to the Altman High Yield Bond Default and Return Report. The market also benefitted from robust financial market conditions as strength in debt markets allowed companies to term out short and intermediate maturity debt while equity markets surged to post recession highs, raising corporate valuations and contributing to improved investor confidence. Government policies were also very accommodative topped off late in 2010 by a new quantitative easing campaign (dubbed QE2) coupled with tax policy initiatives resulting in rising expectations for 2011's economic prospects. The overall impact of these factors can be illustrated by the decline in the spread between the Credit Suisse High Yield Bond Index2 and comparable Treasurys from 6.57% on February 26, 2010 to 5.08% on February 28, 2011.

1	The BCHY2%ICI is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index (BCHYI). The BCHYI is an index that covers the universe of fixed-rate, noninvestment-grade debt. Pay-in-kind (PIK) bonds, eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging countries are included. Original issue zeroes, step-up coupon structures and 144-As are also included. The index is unmanaged, and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
2	Credit Suisse High Yield Index serves as a benchmark to evaluate the performance of low-quality bonds. Low quality is defined as those bonds in the range from BB to CCC and defaults. Investments cannot be made in an index. The index is unmanaged, and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

Within the high-yield market, major industry sectors that substantially outperformed the BCHY2%ICI during the reporting period included Financial Institutions, Gaming, Technology, Media – Non-Cable Services and Wireless Communications. While still attractive on an absolute basis, the Electric Utility, Media – Cable, Healthcare, Packaging and Home Construction sectors underperformed the BCHY2%ICI. From a ratings quality perspective, the CCC-rated sector of the BCHY2%ICI returned 20.05% outperforming the higher quality BB and B-rated quality sectors which returned 15.77% and 16.67% respectively.

Fund PERFORMANCE

The Fund outperformed the BCHY2%ICI for the reporting period and it ranked in the top 8% of its peer group, the Lipper High Current Yield Funds Category.3

The main reason for the Fund's outperformance of the BCHY2%ICI was strong security selection. This was especially true in the common stock portion of the portfolio which was approximately 15% of the portfolio throughout the period. Within the high-yield bond portion of the portfolio,4 security selection was strong in the Media – Cable, Aerospace and Defense, Automotive, Energy and Chemical sectors. Strong security selection in the Healthcare sector more than offset an overweight position, relative to the BCHY2%ICI to this underperforming sector. The Fund also benefitted from an overweight position, relative to the BCHY2%ICI in the outperforming Gaming and Media – Non Cable sectors and an underweight position in the underperforming Electric Utility and Supermarket sectors. Specific bond holdings that substantially outperformed the BCHY2%ICI included: Baker and Taylor, a distributor of books; Las Vegas based casino companies MGM Mirage and American Casino and Entertainment; and broadcast television station operators Nexstar Broadcasting and Foxco Acquisition. On the equity side, advertising agencies MDC Partners and Interpublic Group as well as cable manufacturer General Cable were standout performers.

The Fund was negatively impacted by an underweight position, relative to the BCHY2%ICI in the strong performing Financial Institution sector and an overweight in the underperforming Food and Beverage sector. Security selection in the Wireless Telecommunication and Technology sectors negatively impacted fund performance. Specific bond holdings that substantially underperformed the BCHY2%ICI included: Electric utility companies Texas Competitive Electric Holdings and Dynegy; packaged ice company Reddy Ice; Sitel, a customer call center operator; and Sorenson Communication, a provider of telephone service products for the hearing-impaired. On the equity side, Global Cash Access, a provider of cash access products to the gaming industry and Cascades, a paper and packaging company were poor performers.

3	Past performance is no guarantee of future results. Lipper rankings are based on total return and do not take sales charges into account. For the one, five and ten year periods ending February 28, 2011, the Fund ranked 37 of 486 funds, 31 of 361 funds and 102 of 238 funds, respectively.
4	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices. High yield, lower-rated securities generally entail greater market, credit/default and liquidity risks, and may be more volatile than investment-grade securities.
Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT – INSTITUTIONAL SERVICE SHARES

The graph below illustrates the hypothetical investment of $10,0001 in Federated High Yield Trust (Institutional Service Shares) (the “Fund”) from February 28, 2001 to February 28, 2011, compared to the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index (BCHY2%ICI)2 and the Lipper High Current Yield Fund Average (LHCYFA).2

Average Annual Total Returns for the Period Ended 2/28/2011
1 Year	19.87%
5 Years	8.77%
10 Years	7.24%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BCHY2%ICI and the LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.
2	The BCHY2%ICI is not adjusted to reflect taxes, sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The LHCYFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index or average.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)

At February 28, 2011, the Fund's index classification1 was as follows:

Index Classification	Percentage of Total Net Assets[2]
Technology	10.3%
Media Non-Cable	7.3%
Health Care	6.7%
Financial Institutions	6.2%
Energy	6.1%
Gaming	4.8%
Industrial	4.8%
Utilities	4.8%
Retailers	4.2%
Automotive	4.1%
Consumer Products	4.1%
Chemicals	3.5%
Food & Beverage	3.5%
Packaging	3.5%
Wireless Telecommunication Services	3.5%
Other[3]	17.5%
Cash Equivalents[4]	4.8%
Other Assets and Liabilities — Net[5]	0.3%
TOTAL	100.0%
1	Index classifications are based upon, and individual portfolio securities are assigned to, the classifications and sub-classifications of the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index (BCHY2%ICI). Individual portfolio securities that are not included in the BCHY2%ICI are assigned to an index classification by the Fund's Adviser.
2	As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
3	For purposes of this table, index classifications which constitute less than 3.5% of the Fund's total net assets have been aggregated under the designation “Other.”
4	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments

February 28, 2011

Principal Amount, Foreign Currency Par Amount or Shares			Value in U.S. Dollars
		Corporate Bonds – 79.5%
		Aerospace/Defense – 1.2%
$450,000	[1,2]	Altegrity, Inc., Company Guarantee, Series 144A, 10.50%, 11/1/2015	480,937
575,000	[1,2]	Altegrity, Inc., Company Guarantee, Series 144A, 11.75%, 5/1/2016	621,000
125,000		Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes, Sr. Sub. Note, 9.75%, 4/1/2017	90,312
200,000		ManTech International Corp., Company Guarantee, 7.25%, 4/15/2018	210,000
396,618	[1,2]	Sequa Corp., Bond, Series 144A, 13.50%, 12/1/2015	441,237
1,025,000	[1,2]	TransDigm, Inc., Sr. Sub. Note, Series 144A, 7.75%, 12/15/2018	1,109,562
		TOTAL	2,953,048
		Automotive – 3.6%
158,000	[1,2]	Affinia Group, Inc., Sr. Secd. Note, Series 144A, 10.75%, 8/15/2016	180,910
450,000	[1,2]	Affinia Group, Inc., Sr. Sub. Note, Series 144A, 9.00%, 11/30/2014	461,250
75,000	[1,2]	American Axle & Manufacturing Holdings, Inc., Sr. Sub. Note, Series 144A, 9.25%, 1/15/2017	84,750
450,000		ArvinMeritor, Inc., Company Guarantee, 10.625%, 3/15/2018	516,375
350,000		Cooper-Standard Automotive, Inc., Company Guarantee, 8.50%, 5/1/2018	379,750
75,000		Dana Holding Corp., Sr. Note, 6.50%, 2/15/2019	76,125
75,000		Dana Holding Corp., Sr. Note, 6.75%, 2/15/2021	76,313
550,000	[1,2]	Exide Technologies, Sr. Secd. Note, Series 144A, 8.625%, 2/1/2018	589,187
250,000		Ford Motor Credit Co., Note, 7.50%, 8/1/2012	266,791
500,000		Ford Motor Credit Co., Sr. Note, 8.00%, 6/1/2014	559,611
1,500,000		Ford Motor Credit Co., Sr. Unsecd. Note, 8.00%, 12/15/2016	1,701,153
200,000		Ford Motor Credit Co., Sr. Unsecd. Note, 8.125%, 1/15/2020	228,504
1,750,000	[3,4]	General Motors Corp., Deb., 7.40%, 9/1/2025	562,187
75,000		Lear Corp., Company Guarantee, 7.875%, 3/15/2018	83,063
75,000		Lear Corp., Company Guarantee, 8.125%, 3/15/2020	84,375
200,000		Navistar International Corp., Sr. Note, 8.25%, 11/1/2021	222,500
475,000	[1,2]	Pinafore, LLC, Sr. Secd. 2nd Priority Note, Series 144A, 9.00%, 10/1/2018	530,812
475,000	[1,2]	Stoneridge, Inc., Sr. Secd. Note, Series 144A, 9.50%, 10/15/2017	527,250
200,000	[1,2]	TRW Automotive, Inc., Sr. Note, Series 144A, 8.875%, 12/1/2017	227,250
125,000		Tenneco Automotive, Inc., Company Guarantee, 7.75%, 8/15/2018	135,156
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares			Value in U.S. Dollars
$375,000	[1,2]	Tenneco Automotive, Inc., Company Guarantee, Series 144A, 6.875%, 12/15/2020	390,938
352,000	[1,2]	Tower Automotive, Inc., Sr. Secd. Note, Series 144A, 10.625%, 9/1/2017	396,000
900,000	[1,2]	United Components, Inc., Sr. Note, Series 144A, 8.625%, 2/15/2019	963,000
		TOTAL	9,243,250
		Building Materials – 1.3%
100,000	[1,2]	American Standard Cos., Sr. Secd. Note, Series 144A, 10.75%, 1/15/2016	106,750
75,000	[1,2]	Associated Materials, Inc., Sr. Secd. Note, Series 144A, 9.125%, 11/1/2017	81,281
250,000	[1,2]	Building Materials Corp. of America, Sr. Note, Series 144A, 7.50%, 3/15/2020	262,188
200,000		Interline Brands, Inc., Company Guarantee, 7.00%, 11/15/2018	208,500
900,000		Norcraft Cos. LLC, Sr. Secd. Note, Series WI, 10.50%, 12/15/2015	967,500
227,000		Norcraft Holdings LP, Sr. Disc. Note, 9.75%, 9/1/2012	230,121
325,000	[1,2]	Nortek Holdings, Inc., Sr. Note, Series 144A, 10.00%, 12/1/2018	348,562
500,555		Nortek Holdings, Inc., Sr. Secd. Note, 11.00%, 12/1/2013	535,594
600,000	[1,2]	Ply Gem Industries, Inc., Sr. Secd. Note, Series 144A, 8.25%, 2/15/2018	617,250
		TOTAL	3,357,746
		Chemicals – 3.0%
100,000	[1,2]	Celanese Corp., Company Guarantee, Series 144A, 6.625%, 10/15/2018	104,750
250,000		Compass Minerals International, Inc., Company Guarantee, 8.00%, 6/1/2019	273,750
75,000		Ferro Corp., Sr. Note, 7.875%, 8/15/2018	80,250
875,000		Hexion U.S. Finance Corp., Sr. Secd. Note, 8.875%, 2/1/2018	943,906
325,000	[1,2]	Hexion U.S. Finance Corp., Sr. Secd. Note, Series 144A, 9.00%, 11/15/2020	346,531
225,000		Huntsman International LLC, Company Guarantee, 5.50%, 6/30/2016	223,313
800,000		Huntsman International LLC, Company Guarantee, Series WI, 8.625%, 3/15/2020	892,000
400,000	[1,2]	Huntsman International LLC, Sr. Sub. Note, Series 144A, 8.625%, 3/15/2021	446,000
325,000		Koppers Holdings, Inc., Company Guarantee, Series WI, 7.875%, 12/1/2019	354,250
875,000	[1,2]	Momentive Performance Materials, Inc., Series 144A, 9.00%, 1/15/2021	932,969
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares			Value in U.S. Dollars
$325,000		Nalco Co., Sr. Note, 8.25%, 5/15/2017	357,094
275,000	[1,2]	Nalco Co., Sr. Note, Series 144A, 6.625%, 1/15/2019	285,656
325,000	[1,2]	Omnova Solutions, Inc., Sr. Note, Series 144A, 7.875%, 11/1/2018	335,156
225,000	[1,2]	Oxea Finance, Sr. Secd. Note, Series 144A, 9.50%, 7/15/2017	248,062
75,000	[1,2]	Polymer Group, Inc., Sr. Secd. Note, Series 144A, 7.75%, 2/1/2019	78,469
275,000		Solutia, Inc., Company Guarantee, 8.75%, 11/1/2017	305,594
350,000		Solutia, Inc., Sr. Note, 7.875%, 3/15/2020	386,750
425,000		Union Carbide Corp., Deb., 7.50%, 6/1/2025	458,150
300,000		Union Carbide Corp., Sr. Deb., 7.875%, 4/1/2023	330,343
200,000	[1,2]	Vertellus Specialties, Inc., Sr. Secd. Note, Series 144A, 9.375%, 10/1/2015	215,625
		TOTAL	7,598,618
		Construction Machinery – 0.9%
200,000	[1,2]	Case New Holland, Sr. Note, Series 144A, 7.875%, 12/1/2017	224,500
264,000		RSC Equipment Rental, Inc., Sr. Note, 9.50%, 12/1/2014	278,520
150,000		RSC Equipment Rental, Inc., Sr. Note, Series WI, 10.25%, 11/15/2019	171,750
200,000	[1,2]	RSC Equipment Rental, Inc., Sr. Secd. Note, Series 144A, 10.00%, 7/15/2017	231,000
425,000	[1,2]	RSC Equipment Rental, Inc., Sr. Unsecd. Note, Series 144A, 8.25%, 2/1/2021	451,563
800,000		United Rentals, Inc., Sr. Sub. Note, 8.375%, 9/15/2020	851,000
		TOTAL	2,208,333
		Consumer Products – 4.1%
725,000		Central Garden & Pet Co., Sr. Sub., 8.25%, 3/1/2018	765,781
875,000		Diversey Holdings, Inc., Sr. Unsecd. Note, 10.50%, 5/15/2020	1,019,375
450,000		Diversey, Inc., Company Guarantee, 8.25%, 11/15/2019	492,188
775,000		Easton Bell Sports Inc., Sr. Secd. Note, 9.75%, 12/1/2016	875,750
900,000		Jarden Corp., Sr. Sub. Note, 7.50%, 5/1/2017	961,875
175,000		Jarden Corp., Sr. Unsecd. Note, 8.00%, 5/1/2016	192,500
350,000		Libbey Glass, Inc., Sr. Secd. Note, 10.00%, 2/15/2015	384,125
1,025,000	[1,2]	Prestige Brands Holdings, Inc., Company Guarantee, Series 144A, 8.25%, 4/1/2018	1,085,219
425,000	[1,2]	Scotts Miracle-Gro Co., Sr. Note, Series 144A, 6.625%, 12/15/2020	438,813
300,000	[1,2]	Sealy Mattress Co., Sr. Secd. Note, Series 144A, 10.875%, 4/15/2016	342,000
900,000		Sealy Mattress Co., Sr. Sub. Note, 8.25%, 6/15/2014	925,875
803,480		Spectrum Brands, Inc., Bond, 12.00%, 8/28/2019	907,932
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares			Value in U.S. Dollars
$275,000	[1,2]	Spectrum Brands, Inc., Sr. Secd. Note, Series 144A, 9.50%, 6/15/2018	309,375
1,625,000		Visant Corp., Company Guarantee, Series WI, 10.00%, 10/1/2017	1,767,187
		TOTAL	10,467,995
		Energy – 5.5%
1,025,000		ATP Oil & Gas Corp., Sr. Secd. 2nd Priority Note, Series WI, 11.875%, 5/1/2015	1,050,625
200,000	[1,2]	Basic Energy Services, Inc., Bond, Series 144A, 7.75%, 2/15/2019	208,000
600,000		Basic Energy Services, Inc., Company Guarantee, 7.125%, 4/15/2016	609,000
125,000		Berry Petroleum Co., Sr. Unsecd. Note, 6.75%, 11/1/2020	129,063
650,000	[1,2]	CHC Helicopter Corp., Sr. Secd. Note, Series 144A, 9.25%, 10/15/2020	685,750
725,000	[1,2]	CVR Energy, Inc., 2nd Priority Sr. Secd. Note, Series 144A, 10.875%, 4/1/2017	824,687
900,000	[1,2]	Chaparral Energy Inc., Company Guarantee, Series 144A, 9.875%, 10/1/2020	1,005,750
825,000		Chesapeake Energy Corp., Sr. Note, 6.875%, 11/15/2020	882,750
425,000		Chesapeake Energy Corp., Sr. Note, 9.50%, 2/15/2015	529,125
125,000		Cie Generale de Geophysique, Company Guarantee, 9.50%, 5/15/2016	140,938
525,000		Cie Generale de Geophysique, Sr. Unsecd. Note, 7.75%, 5/15/2017	557,812
525,000		Complete Production Services, Inc., Sr. Note, 8.00%, 12/15/2016	557,812
350,000	[3]	Comstock Resources, Inc., Sr. Note, 7.75%, 4/1/2019	350,000
375,000		Concho Resources, Inc., Sr. Note, 7.00%, 1/15/2021	393,750
524,000		Denbury Resources, Inc., Sr. Sub., 8.25%, 2/15/2020	585,570
525,000		EXCO Resources, Inc., Sr. Note, 7.50%, 9/15/2018	523,687
100,000	[1,2]	Frac Tech Services LLC, Company Guarantee, Series 144A, 7.125%, 11/15/2018	103,750
475,000	[1,2]	Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Note, Series 144A, 7.75%, 11/1/2015	496,375
350,000		Linn Energy LLC, Company Guarantee, 11.75%, 5/15/2017	409,500
375,000	[1,2]	Linn Energy LLC, Sr. Note, Series 144A, 8.625%, 4/15/2020	420,000
425,000	[1,2]	Linn Energy LLC, Sr. Unsecd. Note, Series 144A, 7.75%, 2/1/2021	453,688
525,000	[1,2]	McJunkin Red Man Corp., Sr. Secd. Note, Series 144A, 9.50%, 12/15/2016	522,375
650,000		PHI, Inc., Company Guarantee, Series WI, 8.625%, 10/15/2018	684,125
700,000		Petrohawk Energy Corp., Company Guarantee, 7.25%, 8/15/2018	728,000
275,000	[1,2]	Petrohawk Energy Corp., Company Guarantee, Series 144A, 7.25%, 8/15/2018	286,000
200,000		Plains Exploration & Production Co., Sr. Note, 7.00%, 3/15/2017	209,500
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares			Value in U.S. Dollars
$500,000		Plains Exploration & Production Co., Sr. Note, 7.75%, 6/15/2015	527,500
		TOTAL	13,875,132
		Entertainment – 1.4%
750,000	[1,2]	Cedar Fair LP, Sr. Unsecd. Note, Series 144A, 9.125%, 8/1/2018	821,250
625,000		Cinemark USA, Inc., Company Guarantee, 8.625%, 6/15/2019	684,375
650,000	[1,3,4,5]	Hard Rock Park Operations LLC, Sr. Secd. Note, Series 144A, 0.00%, 4/1/2012	0
150,000	[1,2]	Palace Entertainment Holdings LLC, Sr. Secd. Note, Series 144A, 8.875%, 4/15/2017	153,750
500,000		Regal Cinemas, Inc., Company Guarantee, 8.625%, 7/15/2019	538,750
400,000		Universal City Development Partners Ltd., Company Guarantee, 8.875%, 11/15/2015	439,000
725,000		Universal City Development Partners Ltd., Company Guarantee, 10.875%, 11/15/2016	817,437
		TOTAL	3,454,562
		Financial Institutions – 5.9%
617,000		Ally Financial, Inc., Company Guarantee, 7.00%, 2/1/2012	641,680
600,000		Ally Financial, Inc., Company Guarantee, 8.00%, 11/1/2031	690,000
175,000		Ally Financial, Inc., Company Guarantee, 8.00%, 3/15/2020	197,531
875,000		Ally Financial, Inc., Company Guarantee, 8.30%, 2/12/2015	989,844
1,000,000	[1,2]	Ally Financial, Inc., Series 144A, 6.25%, 12/1/2017	1,045,000
925,000		Ally Financial, Inc., Sr. Unsecd. Note, 4.50%, 2/11/2014	936,562
4,650,000		CIT Group, Inc., Sr. Secd. Note, 7.00%, 5/1/2017	4,696,500
475,000	[1,2]	International Lease Finance Corp., Sr. Note, Series 144A, 8.625%, 9/15/2015	536,750
1,625,000	[1,2]	International Lease Finance Corp., Sr. Note, Series 144A, 8.75%, 3/15/2017	1,860,625
250,000		International Lease Finance Corp., Sr. Unsecd. Note, 8.25%, 12/15/2020	278,438
200,000		International Lease Finance Corp., Sr. Unsecd. Note, 8.875%, 9/1/2017	229,000
475,000		iPayment Holdings, Inc., Sr. Sub. Note, Series WI, 9.75%, 5/15/2014	473,219
650,000		Lender Processing Services, Sr. Note, 8.125%, 7/1/2016	679,250
1,800,000		Nuveen Investments, Company Guarantee, 10.50%, 11/15/2015	1,849,500
		TOTAL	15,103,899
		Food & Beverage – 2.9%
900,000		Aramark Corp., Sr. Note, 8.50%, 2/1/2015	945,000
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares			Value in U.S. Dollars
$525,000		Aramark Services, Inc., Floating Rate Note - Sr. Note, 3.804%, 2/1/2015	524,344
400,000		B&G Foods, Inc., Sr. Note, 7.625%, 1/15/2018	429,000
200,000	[1,2]	Blue Merger Sub, Inc., Sr. Note, Series 144A, 7.625%, 2/15/2019	203,000
425,000	[1,2]	Darling International, Inc., Company Guarantee, Series 144A, 8.50%, 12/15/2018	460,594
775,000		Dean Foods Co., Company Guarantee, 7.00%, 6/1/2016	740,125
500,000	[1,2]	Dean Foods Co., Sr. Note, Series 144A, 9.75%, 12/15/2018	521,250
1,125,000	[1,2]	Michael Foods, Inc., Sr. Note, Series 144A, 9.75%, 7/15/2018	1,237,500
800,000		Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., Company Guarantee, 9.25%, 4/1/2015	838,000
500,000		Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., Sr. Sub. Note, Series WI, 10.625%, 4/1/2017	538,750
100,000		Reddy Ice Corp., Sr. Secd. Note, 11.25%, 3/15/2015	105,500
225,000		Reddy Ice Corp., Sr. Secd. Note, 13.25%, 11/1/2015	200,812
575,000		Smithfield Foods, Inc., Sr. Note, 7.75%, 7/1/2017	625,312
100,000		TreeHouse Foods, Inc., Sr. Unsecd. Note, 7.75%, 3/1/2018	108,500
		TOTAL	7,477,687
		Gaming – 4.1%
550,000		American Casino & Entertainment, Sr. Secd. Note, 11.00%, 6/15/2014	587,125
650,000		Ameristar Casinos, Inc., Company Guarantee, 9.25%, 6/1/2014	702,000
200,000		Global Cash Access LLC, Sr. Sub. Note, 8.75%, 3/15/2012	202,000
775,000	[1,2]	Great Canadian Gaming Corp., Company Guarantee, Series 144A, 7.25%, 2/15/2015	796,312
1,125,000		Harrah's Operating Co., Inc., Sr. Secd. Note, 11.25%, 6/1/2017	1,282,500
925,000		Jacobs Entertainment, Inc., Sr. Note, 9.75%, 6/15/2014	943,500
2,450,000		MGM Mirage, Inc., Sr. Note, 7.50%, 6/1/2016	2,370,375
75,000		MGM Mirage, Inc., Sr. Secd. Note, 10.375%, 5/15/2014	84,375
150,000		MGM Mirage, Inc., Sr. Secd. Note, 11.125%, 11/15/2017	173,625
550,000		Peninsula Gaming, LLC, Company Guarantee, 10.75%, 8/15/2017	610,500
375,000		Peninsula Gaming, LLC, Sr. Secd. Note, 8.375%, 8/15/2015	404,062
100,000	[1,2]	Peninsula Gaming, LLC, Sr. Secd. Note, Series 144A, 8.375%, 8/15/2015	107,750
175,000		Penn National Gaming, Inc., Sr. Sub., 8.75%, 8/15/2019	196,000
500,000	[1,2]	San Pasqual Casino Development Group, Inc., Sr. Note, Series 144A, 8.00%, 9/15/2013	503,750
660,000	[1,2]	Seminole Tribe of Florida, Bond, Series 144A, 7.804%, 10/1/2020	651,592
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares			Value in U.S. Dollars
$125,000	[1,2]	Seminole Tribe of Florida, Note, Series 144A, 7.75%, 10/1/2017	133,281
225,000		Wynn Las Vegas LLC, 1st Mtg. Note, 7.75%, 8/15/2020	239,063
440,000	[1,2]	Yonkers Racing Corp., Sr. Secd. Note, Series 144A, 11.375%, 7/15/2016	496,100
		TOTAL	10,483,910
		Health Care – 6.3%
500,000		Alere, Inc., Company Guarantee, 9.00%, 5/15/2016	536,250
325,000		Alere, Inc., Sr. Note, 7.875%, 2/1/2016	339,219
475,000		Bausch & Lomb, Inc., Sr. Unsecd. Note, 9.875%, 11/1/2015	516,563
1,950,000		Biomet, Inc., Sr. Sub. Note, Series WI, 11.625%, 10/15/2017	2,208,375
875,000		CRC Health Corp., Sr. Sub. Note, 10.75%, 2/1/2016	881,562
675,000	[1,2]	Grifols SA, Sr. Note, Series 144A, 8.25%, 2/1/2018	696,938
300,000	[1,2]	HCA Holdings, Inc, Sr. Unsecd. Note, Series 144A, 7.75%, 5/15/2021	317,250
775,000		HCA, Inc., Sr. Note, 7.50%, 11/6/2033	732,375
1,472,000		HCA, Inc., Sr. Secd. 2nd Priority Note, 9.625%, 11/15/2016	1,600,800
900,000		HCA, Inc., Sr. Secd. Note, 9.25%, 11/15/2016	976,500
375,000		HCA, Inc., Sr. Secd. Note, 9.875%, 2/15/2017	423,750
1,100,000	[1,2]	Multiplan, Inc., Company Guarantee, Series 144A, 9.875%, 9/1/2018	1,189,375
675,000		Omnicare, Inc., Sr. Sub. Note, 6.875%, 12/15/2015	700,312
350,000		Omnicare, Inc., Sr. Sub., 7.75%, 6/1/2020	375,375
1,025,000		United Surgical Partners International, Inc., Company Guarantee, 9.25%, 5/1/2017	1,089,062
650,000		Universal Hospital Services, Inc., Sr. Secd. Note, 8.50%, 6/1/2015	682,500
1,496,718		VWR Funding, Inc., Company Guarantee, 10.25%, 7/15/2015	1,594,005
1,075,000		Vanguard Health Holdings II, Company Guarantee, 8.00%, 2/1/2018	1,109,937
		TOTAL	15,970,148
		Industrial - Other – 3.4%
400,000	[1,2]	American Tire Distributors, Inc., Sr. Secd. Note, Series 144A, 9.75%, 6/1/2017	444,000
225,000	[1,2]	Amsted Industries, Inc., Sr. Note, Series 144A, 8.125%, 3/15/2018	243,000
200,000	[1,2]	Atkore International, Inc., Sr. Secd. Note, Series 144A, 9.875%, 1/1/2018	218,750
250,000	[1,2]	Baker & Taylor Acquisition Corp., Sr. Secd. Note, Series 144A, 11.50%, 7/1/2013	245,000
400,000		Belden CDT, Inc., Company Guarantee, 9.25%, 6/15/2019	445,000
400,000		Belden CDT, Inc., Sr. Sub. Note, 7.00%, 3/15/2017	408,000
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares			Value in U.S. Dollars
$600,000	[1,2]	Cleaver-Brooks, Inc., Sr. Secd. Note, Series 144A, 12.25%, 5/1/2016	648,000
150,000		General Cable Corp., Sr. Note, 7.125%, 4/1/2017	155,063
525,000	[1,2]	International Wire Group, Sr. Secd. Note, Series 144A, 9.75%, 4/15/2015	565,031
1,000,000	[1,2]	Knowledge Learning Corp., Sr. Sub. Note, Series 144A, 7.75%, 2/1/2015	1,007,500
575,000	[1,2]	Maxim Finance Corp., Sr. Secd. Note, Series 144A, 12.25%, 4/15/2015	608,062
100,000		Mueller Water Products, Inc., Company Guarantee, 8.75%, 9/1/2020	111,250
950,000		Mueller Water Products, Inc., Sr. Sub. Note, Series WI, 7.375%, 6/1/2017	931,000
700,000		Rexnord, Inc., Company Guarantee, 8.50%, 5/1/2018	765,625
575,000		SPX Corp., Sr. Unsecd. Note, 7.625%, 12/15/2014	632,500
625,000		Sensus Metering Systems, Inc., Sr. Sub. Note, 8.625%, 12/15/2013	637,500
450,000		The Hillman Group, Inc., Company Guarantee, 10.875%, 6/1/2018	497,250
125,000		Thermon Industries, Inc., Sr. Secd. Note, Series WI, 9.50%, 5/1/2017	135,938
		TOTAL	8,698,469
		Lodging – 0.3%
400,000		Host Marriott LP, Company Guarantee, 6.375%, 3/15/2015	411,000
425,000		Host Marriott LP, Note, Series Q, 6.75%, 6/1/2016	443,063
		TOTAL	854,063
		Media - Cable – 1.4%
150,000	[1,2]	Cequel Communications Holdings, Sr. Note, Series 144A, 8.625%, 11/15/2017	159,375
125,000		Charter Communications Holdings II, Company Guarantee, Series WI, 7.875%, 4/30/2018	134,063
75,000		Charter Communications Holdings II, Company Guarantee, Series WI, 8.125%, 4/30/2020	81,281
400,000		Charter Communications Holdings II, Sr. Note, 13.50%, 11/30/2016	486,500
1,100,000		Charter Communications Holdings II, Sr. Note, 7.00%, 1/15/2019	1,124,750
100,000	[1,2]	Charter Communications Holdings II, Sr. Note, Series 144A, 7.00%, 1/15/2019	102,000
600,000	[1,2]	Insight Communication Co., Sr. Note, Series 144A, 9.375%, 7/15/2018	664,500
600,000		Virgin Media, Inc., Company Guarantee, Series 1, 9.50%, 8/15/2016	695,250
		TOTAL	3,447,719
		Media - Non-Cable – 6.2%
125,000	[1,2]	Citadel Broadcasting Corp., Company Guarantee, Series 144A, 7.75%, 12/15/2018	134,688
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares			Value in U.S. Dollars
$225,000	[1,2]	Clear Channel Communications, Inc., Gtd. Note, Series 144A, 9.00%, 3/1/2021	229,781
375,000		Clear Channel Worldwide, Company Guarantee, Series B, 9.25%, 12/15/2017	419,063
100,000		Clear Channel Worldwide, Company Guarantee, 9.25%, 12/15/2017	111,500
425,000		Entravision Communications Corp., Sr. Secd. Note, 8.75%, 8/1/2017	461,125
700,000	[1,2]	FoxCo Acquisitions, LLC, Sr. Note, Series 144A, 13.375%, 7/15/2016	783,125
1,175,000	[3]	Idearc, Inc., Company Guarantee, 8.00%, 11/15/2016	8,813
950,000		Intelsat Jackson Ltd., Sr. Note, 11.25%, 6/15/2016	1,021,250
2,325,000		Intelsat Jackson Ltd., Sr. Unsecd. Note, 9.50%, 2/1/2015	2,415,094
325,000		Interpublic Group Cos., Inc., Sr. Unsecd. Note, 10.00%, 7/15/2017	385,938
700,000		Lamar Media Corp., Sr. Sub. Note, 6.625%, 8/15/2015	719,250
425,000		Lamar Media Corp., Sr. Unsecd. Note, Series C, 6.625%, 8/15/2015	436,687
700,000		MDC Partners, Inc., Company Guarantee, 11.00%, 11/1/2016	788,375
1,050,000	[1,2]	Medimedia USA, Inc., Sr. Sub. Note, Series 144A, 11.375%, 11/15/2014	908,250
281,997		Nexstar Broadcasting Group, Inc., Company Guarantee, 0.50/7.00%, 1/15/2014	274,947
225,000		Nexstar Broadcasting Group, Inc., Company Guarantee, 7.00%, 1/15/2014	220,500
375,000		Nexstar Broadcasting Group, Inc., Sr. Secd. Note, Series WI, Series 144A, 8.875%, 4/15/2017	408,750
211,000		Nielsen Finance LLC/Nielsen Finance Co., Sr. Note, 11.50%, 5/1/2016	249,508
423,000		Nielsen Finance LLC/Nielsen Finance Co., Sr. Note, 11.625%, 2/1/2014	499,140
325,000	[1,2]	Nielsen Finance LLC/Nielsen Finance Co., Sr. Note, Series 144A, 7.75%, 10/15/2018	353,031
450,000	[1,2]	ProQuest Co., Company Guarantee, Series 144A, 9.00%, 10/15/2018	468,000
600,000	[1,2]	Rainbow National Services LLC, Sr. Sub. Note, Series 144A, 10.375%, 9/1/2014	626,250
850,000		SSI Investments II Ltd., Company Guarantee, 11.125%, 6/1/2018	961,562
525,000	[1,2]	Sirius XM Radio Inc., Sr. Note, Series 144A, 8.75%, 4/1/2015	584,719
1,175,000		Southern Graphics Systems, Inc., Sr. Sub. Note, Series WI, 12.00%, 12/15/2013	1,213,187
550,000	[1,2]	XM Satellite Radio, Inc., Sr. Note, Series 144A, 13.00%, 8/1/2013	658,625
450,000	[1,2]	XM Satellite Radio, Inc., Sr. Unsecd. Note, Series 144A, 7.625%, 11/1/2018	479,250
		TOTAL	15,820,408
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares			Value in U.S. Dollars
		Metals & Mining – 0.2%
$600,000	[3,4,5]	Aleris International, Inc., Company Guarantee, 9.00%, 12/15/2014	60
500,000	[3,4,5]	Aleris International, Inc., Sr. Sub. Note, 10.00%, 12/15/2016	0
425,000		Aquilex Holdings, Company Guarantee, 11.125%, 12/15/2016	449,438
		TOTAL	449,498
		Packaging – 2.7%
400,000	[1,2]	Ardagh Packaging Finance PLC, Company Guarantee, Series 144A, 9.125%, 10/15/2020	441,000
200,000		Berry Plastics Corp., Sr. Secd. Note, 9.50%, 5/15/2018	201,500
75,000	[1,2]	Bway Holding Co., Sr. Note, Series 144A, 10.00%, 6/15/2018	83,625
1,125,000	[1,2]	Bway Holding Co., Sr. PIK Deb., Series 144A, 10.875%, 11/1/2015	1,203,750
900,000		Crown Americas, LLC, Company Guarantee, 7.625%, 5/15/2017	981,000
475,000		Graham Packaging Co., Company Guarantee, 8.25%, 1/1/2017	510,625
100,000		Greif, Inc., Sr. Unsecd. Note, 7.75%, 8/1/2019	110,750
850,000	[1,2]	Packaging Dynamics Corp., Series 144A, 8.75%, 2/1/2016	874,437
475,000	[1,2]	Reynolds Group, Sr. Note, Series 144A, 8.50%, 5/15/2018	494,000
900,000	[1,2]	Reynolds Group, Sr. Note, Series 144A, 9.00%, 4/15/2019	942,750
200,000	[1,2]	Reynolds Group, Sr. Secd. Note, Series 144A, 7.125%, 4/15/2019	206,000
675,000	[1,2]	Reynolds Group, Sr. Secd. Note, Series 144A, 7.75%, 10/15/2016	722,250
		TOTAL	6,771,687
		Paper – 0.6%
300,000		Boise Paper Holdings, LLC, Company Guarantee, 9.00%, 11/1/2017	336,000
175,000		Cascades, Inc., Company Guarantee, Series WI, 7.875%, 1/15/2020	183,531
75,000	[1,2]	Clearwater Paper Corp., Sr. Note, Series 144A, 7.125%, 11/1/2018	78,188
150,000		Clearwater Paper Corp., Sr. Unsecd. Note, 10.625%, 6/15/2016	172,125
50,000		Graphic Packaging International Corp., Company Guarantee, 9.50%, 6/15/2017	55,750
341,000		Graphic Packaging International Corp., Sr. Sub. Note, 9.50%, 8/15/2013	349,525
300,000		Rock-Tenn Co., Company Guarantee, 9.25%, 3/15/2016	331,500
100,000	[1,2]	Sappi Paper Holding AG, Sr. Secd. Note, Series 144A, 12.00%, 8/1/2014	115,664
		TOTAL	1,622,283
		Restaurants – 1.7%
250,000		Burger King Corp., Company Guarantee, Series WI, 9.875%, 10/15/2018	268,125
1,100,000	[1,2]	DineEquity Inc., Sr. Secd. Note, Series 144A, 9.50%, 10/30/2018	1,196,250
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares			Value in U.S. Dollars
$1,175,000	[1,2]	Dunkin' Finance Corp., Sr. Note, Series 144A, 9.625%, 12/1/2018	1,195,563
925,000		NPC International, Inc., Company Guarantee, 9.50%, 5/1/2014	958,531
575,000	[1,2]	Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, Sr. Secd. Note, Series 144A, 2.801%, 3/15/2014	563,500
		TOTAL	4,181,969
		Retailers – 3.9%
400,000		Dollar General Corp., Company Guarantee, 11.875%, 7/15/2017	466,000
175,000		Express, LLC, Company Guarantee, 8.75%, 3/1/2018	189,219
900,000		General Nutrition Center, Company Guarantee, 5.75%, 3/15/2014	902,812
825,000	[1,2]	Gymboree Corp., Sr. Note, Series 144A, 9.125%, 12/1/2018	845,625
225,000		Limited Brands, Inc., Company Guarantee, 8.50%, 6/15/2019	258,750
100,000		Macy's Retail Holdings, Inc., Company Guarantee, 6.65%, 7/15/2024	101,000
100,000		Macy's Retail Holdings, Inc., Company Guarantee, 6.90%, 1/15/2032	100,250
150,000		Macy's Retail Holdings, Inc., Company Guarantee, 7.00%, 2/15/2028	150,375
1,325,000	[1,2]	PETCO Animal Supplies, Inc., Sr. Note, Series 144A, 9.25%, 12/1/2018	1,437,625
625,000	[1,2]	QVC, Inc., Sr. Secd. Note, Series 144A, 7.50%, 10/1/2019	670,312
825,000		Sally Beauty Holdings, Inc., 10.50%, 11/15/2016	911,625
1,375,000		The Yankee Candle Co., Inc., Sr. Sub. Note, 9.75%, 2/15/2017	1,474,687
850,000		Toys 'R' Us, Inc., Company Guarantee, Series WI, 10.75%, 7/15/2017	975,375
675,000		United Auto Group, Inc., Sr. Sub. Note, 7.75%, 12/15/2016	700,313
600,000	[1,2]	YCC Holdings LLC, Sr. Note, Series 144A, 10.25%, 2/15/2016	621,000
		TOTAL	9,804,968
		Services – 1.9%
300,000	[1,2]	Bankrate, Inc., Company Guarantee, Series 144A, 11.75%, 7/15/2015	343,875
775,000	[1,2]	Garda World Security Corp., Sr. Unsecd. Note, Series 144A, 9.75%, 3/15/2017	837,000
9,000		KAR Holdings, Inc., Company Guarantee, 10.00%, 5/1/2015	9,585
550,000	[1,2]	Reliance Intermediate Holdings LP, Sr. Unsecd. Note, Series 144A, 9.50%, 12/15/2019	599,500
875,000	[1,2]	SITEL Corp., Sr. Unsecd. Note, Series 144A, 11.50%, 4/1/2018	813,750
250,000	[1,2]	Trans Union LLC, Company Guarantee, Series 144A, 11.375%, 6/15/2018	291,875
1,250,000		West Corp., Company Guarantee, 11.00%, 10/15/2016	1,367,187
600,000	[1,2]	West Corp., Sr. Note, Series 144A, 7.875%, 1/15/2019	617,250
		TOTAL	4,880,022
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares			Value in U.S. Dollars
		Technology – 8.1%
$1,075,000		Activant Solutions, Inc., Sr. Sub. Note, 9.50%, 5/1/2016	1,109,937
950,000		Advanced Micro Devices, Inc., Sr. Unsecd. Note, 7.75%, 8/1/2020	997,500
200,000		Advanced Micro Devices, Inc., Sr. Unsecd. Note, Series WI, 8.125%, 12/15/2017	214,000
900,000	[1,2]	Allen Systems Group, Inc., Sr. Secd. 2nd Priority Note, Series 144A, 10.50%, 11/15/2016	933,750
725,000	[1,2]	Aspect Software, Inc., Sr. Note, Series 144A, 10.625%, 5/15/2017	775,750
425,000		Ceridian Corp., Sr. Unsecd. Note, 11.25%, 11/15/2015	447,313
900,000	[1,2]	CommScope, Inc., Sr. Note, Series 144A, 8.25%, 1/15/2019	938,250
1,075,000	[1,2]	Compucom System, Inc., Sr. Sub. Note, Series 144A, 12.50%, 10/1/2015	1,166,375
100,000		Fidelity National Information Services, Inc., Company Guarantee, Series WI, 7.625%, 7/15/2017	110,750
400,000		Fidelity National Information Services, Inc., Company Guarantee, Series WI, 7.875%, 7/15/2020	446,000
600,000	[1,2]	Freescale Semiconductor, Inc., Series 144A, 10.75%, 8/1/2020	696,000
775,000	[1,2]	Freescale Semiconductor, Inc., Sr. Secd. Note, Series 144A, 9.25%, 4/15/2018	868,000
925,000		GXS WORLDWIDE INC., Sr. Secd. Note, 9.75%, 6/15/2015	945,812
475,000	[1,2]	Interactive Data Corp., Sr. Note, Series 144A, 10.25%, 8/1/2018	534,375
550,000		Kemet Corp., Sr. Note, 10.50%, 5/1/2018	627,000
700,000		MagnaChip Semiconductor S.A., Sr. Note, Series WI, 10.50%, 4/15/2018	794,500
925,000		SERENA Software, Inc., Sr. Sub. Note, 10.375%, 3/15/2016	975,875
582,000		SS&C Technologies, Inc., Sr. Sub. Note, 11.75%, 12/1/2013	603,825
175,000	[1,2]	Seagate Technology HDD Holdings, Company Guarantee, Series 144A, 7.75%, 12/15/2018	180,250
825,000		Seagate Technology HDD Holdings, Sr. Note, 6.80%, 10/1/2016	865,219
900,000	[1,2]	Spansion, Inc., Company Guarantee, Series 144A, 7.875%, 11/15/2017	922,500
750,000		Stream Global Services, Inc., Sr. Secd. Note, 11.25%, 10/1/2014	798,750
425,000	[1,2]	SunGard Data Systems, Inc., Sr. Note, Series 144A, 7.375%, 11/15/2018	440,938
400,000	[1,2]	SunGard Data Systems, Inc., Sr. Note, Series 144A, 7.625%, 11/15/2020	415,000
1,000,000		SunGard Data Systems, Inc., Sr. Sub. Note, Series WI, 10.25%, 8/15/2015	1,056,250
825,000	[1,2]	Syniverse Holdings, Inc., Sr. Note, Series 144A, 9.125%, 1/15/2019	895,125
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares			Value in U.S. Dollars
$775,000		Terremark Worldwide, Inc., Sr. Secd. Note, Series WI, 12.00%, 6/15/2017	964,875
275,000		Unisys Corp., Sr. Unsecd. Note, 12.50%, 1/15/2016	310,063
475,000	[1,2]	Viasystems, Inc., Sr. Secd. Note, Series 144A, 12.00%, 1/15/2015	540,312
		TOTAL	20,574,294
		Transportation – 0.9%
850,000		Avis Budget Group, Inc., Company Guarantee, 8.25%, 1/15/2019	906,312
525,000		Avis Budget Group, Inc., Company Guarantee, 9.625%, 3/15/2018	589,312
50,000	[1,2]	CEVA Group PLC, Sr. Secd. Note, Series 144A, 11.625%, 10/1/2016	55,750
203,000		Hertz Corp., Sr. Note, 8.875%, 1/1/2014	209,344
300,000		Kansas City Southern Railway Company, 8.00%, 6/1/2015	327,000
325,000		Stena AB, Sr. Note, 7.00%, 12/1/2016	324,188
		TOTAL	2,411,906
		Utility - Electric – 1.8%
950,000	[1,2]	Calpine Corp., Sr. Secd. Note, Series 144A, 7.50%, 2/15/2021	976,125
575,000		Dynegy Holdings, Inc., Sr. Note, 7.75%, 6/1/2019	418,312
675,000		Edison Mission Energy, Sr. Note, 7.75%, 6/15/2016	607,500
246,096	[1,2]	FPL Energy National Wind, Note, Series 144A, 6.125%, 3/25/2019	233,724
525,000		NRG Energy, Inc., Sr. Note, 7.375%, 1/15/2017	554,531
650,000		NRG Energy, Inc., Sr. Note, 7.375%, 2/1/2016	674,375
625,000		Sierra Pacific Resources, Sr. Note, Series WI, 6.75%, 8/15/2017	643,367
675,000		Texas Competitive Electric Holdings Co. LLC, Company Guarantee, Series WI, 10.25%, 11/1/2015	383,063
		TOTAL	4,490,997
		Utility - Natural Gas – 2.7%
800,000		AmeriGas Partners LP, Sr. Note, 7.125%, 5/20/2016	836,000
575,000		Crosstex Energy, Inc., Company Guarantee, 8.875%, 2/15/2018	636,812
925,000		Energy Transfer Equity LP, Sr. Unsecd. Note, 7.50%, 10/15/2020	1,007,094
200,000	[1,2]	Ferrellgas, L.P., Sr. Note, Series 144A, 6.50%, 5/1/2021	196,000
400,000		Holly Energy Partners LP, Sr. Note, 6.25%, 3/1/2015	397,000
130,000		Inergy LP, Company Guarantee, 8.75%, 3/1/2015	141,050
825,000	[1,2]	Inergy LP, Sr. Note, Series 144A, 6.875%, 8/1/2021	844,594
200,000		MarkWest Energy Partners LP, Company Guarantee, 6.75%, 11/1/2020	206,000
575,000		MarkWest Energy Partners LP, Sr. Note, Series B, 8.75%, 4/15/2018	632,500
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares			Value in U.S. Dollars
$675,000	[1,2]	Niska Gas Storage US, LLC, Sr. Unsecd. Note, Series 144A, 8.875%, 3/15/2018	739,125
250,000		Regency Energy Partners LP, Company Guarantee, 9.375%, 6/1/2016	280,937
250,000		Regency Energy Partners LP, Sr. Note, 6.875%, 12/1/2018	263,750
575,000		Southern Star Central Corp., Sr. Note, 6.75%, 3/1/2016	589,375
		TOTAL	6,770,237
		Wireless Communications – 3.5%
350,000	[1]	Digicel Ltd., Sr. Note, Series 144A, 8.875%, 1/15/2015	365,750
701,734	[1]	Digicel Ltd., Sr. Note, Series 144A, 9.125%, 1/15/2015	734,365
75,000	[1]	Digicel Ltd., Sr. Note, Series 144A, 10.50%, 4/15/2018	85,875
350,000	[1]	Digicel Ltd., Sr. Note, Series 144A, 12.00%, 4/1/2014	412,125
400,000	[1]	Digicel Ltd., Sr. Note, Series 144A, 8.25%, 9/1/2017	420,000
1,125,000		MetroPCS Wireless, Inc., Sr. Note, 6.625%, 11/15/2020	1,098,281
350,000		MetroPCS Wireless, Inc., Sr. Note, 7.875%, 9/1/2018	371,438
1,500,000		Nextel Communications, Inc., Sr. Note, Series D, 7.375%, 8/1/2015	1,511,250
900,000		Nextel Communications, Inc., Sr. Note, Series E, 6.875%, 10/31/2013	911,812
1,550,000		Sprint Capital Corp., Company Guarantee, 6.90%, 5/1/2019	1,571,312
450,000		Sprint Nextel Corp., Sr. Unsecd. Note, 8.375%, 8/15/2017	501,188
900,000		Sprint Nextel Corp., Unsecd. Note, 6.00%, 12/1/2016	902,250
		TOTAL	8,885,646
		Wireline Communications – 0.0%
75,000		TW Telecom, Inc., Company Guarantee, Series WI, 8.00%, 3/1/2018	80,813
		TOTAL CORPORATE BONDS (IDENTIFIED COST $191,675,718)	201,939,307
		COMMON STOCKS – 12.3%
		Automotive – 0.5%
99,087	[3]	Exide Technologies	1,179,135
		Chemicals – 0.4%
164,545	[3]	Omnova Solutions, Inc.	1,158,397
		Energy – 0.5%
41,421	[3]	Complete Production Services, Inc.	1,193,339
		Food & Beverage – 0.5%
112,231	[3]	Dean Foods Co.	1,185,159
		Gaming – 0.6%
102,925	[3]	Global Cash Access LLC	354,062
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares			Value in U.S. Dollars
145,020	[3]	Great Canadian Gaming Corp.	1,222,494
		TOTAL	1,576,556
		Health Care – 0.4%
28,420	[3]	Alere, Inc.	1,098,149
		Industrial - Other – 1.3%
27,771		Belden, Inc.	1,017,252
83,222	[3]	Coleman Cable, Inc.	615,011
26,415	[3]	General Cable Corp.	1,146,939
38,391	[3]	International Wire Group	650,728
		TOTAL	3,429,930
		Media - Non-Cable – 1.1%
116,270	[3]	Interpublic Group Cos., Inc.	1,534,764
69,324		MDC Partners, Inc.	1,202,771
		TOTAL	2,737,535
		Metals & Mining – 0.0%
138,395	[1,3,5]	Royal Oak Mines, Inc.	3,348
		Other – 0.0%
469	[1,3,5]	CVC Claims Litigation LLC	0
		Packaging – 0.9%
67,477	[3]	Graham Packaging Co.	1,146,434
35,048	[3]	Owens-Illinois, Inc.	1,068,614
		TOTAL	2,215,048
		Paper – 1.8%
146,293		Cascades, Inc.	1,020,912
12,028	[3]	Clearwater Paper Corp.	953,820
279,914	[3]	Graphic Packaging Holding Co.	1,455,553
18,202		Rock-Tenn Co.	1,249,567
		TOTAL	4,679,852
		Restaurants – 0.4%
19,225	[3]	DineEquity, Inc.	1,099,862
		Retailers – 0.4%
54,535	[3]	Express, Inc.	980,539
		Services – 0.9%
114,355	[3]	Garda World Security Corp.	1,157,027
Annual Shareholder Report

Principal Amount, Foreign Currency Par Amount or Shares			Value in U.S. Dollars
99,670	[3]	Willbros. Group, Inc.	1,132,251
		TOTAL	2,289,278
		Technology – 1.5%
70,498	[3]	Kemet Corp.	979,922
188,398	[3]	Smart Modular Technologies (WWH), Inc.	1,305,598
60,404	[3]	Viasystems Group, Inc.	1,433,991
		TOTAL	3,719,511
		Textile – 0.4%
82,627	[3]	The Jones Group, Inc.	1,098,939
		Transportation – 0.3%
49,675	[3]	Hertz Global Holdings, Inc.	755,557
		Utility - Electric – 0.4%
45,859	[3]	NRG Energy, Inc.	916,721
		TOTAL COMMON STOCKS (IDENTIFIED COST $28,628,155)	31,316,855
		PREFERRED STOCK – 0.3%
		Finance - Commercial – 0.3%
712	[1,2]	Ally Financial, Inc., Pfd., Series 144A, 7.00% (IDENTIFIED COST $217,489)	678,603
		EXCHANGE-TRADED FUNDS – 1.1%
		Financial Services – 1.1%
25,975		iShares MSCI EAFE Index Fund	1,598,761
19,004		iShares Russell 1000 Growth Fund	1,152,783
		TOTAL EXCHANGE-TRADED FUNDS (IDENTIFIED COST $2,781,169)	2,751,544
		MUTUAL FUNDS – 6.5%[6]
67,468		Federated InterContinental Fund, Institutional Shares	3,465,842
68,830		Federated Max-Cap Index Fund, Institutional Shares	945,723
12,231,084	[7]	Federated Prime Value Obligations Fund, Institutional Shares, 0.21%	12,231,084
		TOTAL MUTUAL FUNDS (IDENTIFIED COST $17,497,512)	16,642,649
		TOTAL INVESTMENTS — 99.7% (IDENTIFIED COST $240,800,043)[8]	253,328,958
		OTHER ASSETS AND LIABILITIES - NET — 0.3%[9]	747,939
		TOTAL NET ASSETS — 100%	$254,076,897
Annual Shareholder Report

1	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At February 28, 2011, these restricted securities amounted to $71,611,979 which represented 28.2% of total net assets.
2	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At February 28, 2011, these liquid restricted securities amounted to $69,590,516, which represented 27.4% of total net assets.
3	Non-income producing security.
4	Issuer in default.
5	Market quotations and price evaluations are not available. Fair value determined in accordance with procedures established by and under the general supervision of the Trustees.
6	Affiliated companies.
7	7-Day net yield.
8	The cost of investments for federal tax purposes amounts to $251,903,033.
9	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at February 28, 2011.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Annual Shareholder Report

The following is a summary of the inputs used, as of February 28, 2011, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1 — Quoted Prices and Investments in Mutual Funds	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$ —	$201,939,247	$60	$201,939,307
Equity Securities:
Common Stock
Domestic	25,404,705	—	0	25,404,705
International	5,908,802	—	3,348	5,912,150
Preferred Stock
Domestic	—	678,603	—	678,603
Exchange-Traded Funds	2,751,544	—	—	2,751,544
Mutual Funds	16,642,649	—	—	16,642,649
TOTAL SECURITIES	$50,707,700	$202,617,850	$3,408	$253,328,958

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Corporate Bond Securities	Investments in Equity — Domestic Securities	Investments in Equity — International Securities
Balance as of March 1, 2010	$0	$0	$3,091
Change in unrealized appreciation/depreciation	1,113,540	—	257
Net purchases (sales)	(5,852)	—	—
Transfer in and/or out of Level 3	17,935[1]	—	—
Realized loss	(1,125,563)	—	—
Balance as of February 28, 2011	$60	$0	$3,348
The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to investments still held at February 28, 2011.	$(12,023)	$0	$257
1	Transferred from Level 2 to Level 3 because fair values were determined using valuation techniques utilizing unobservable market data due to observable market data being unavailable.

The following acronym is used throughout this portfolio:

PIK	— Payment in Kind

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Assets and Liabilities

February 28, 2011

Assets:
Total investments in securities, at value including $16,642,649 of investments in affiliated issuers (Note 5) (identified cost $240,800,043)		$253,328,958
Income receivable		4,358,080
Receivable for investments sold		22,877
Receivable for shares sold		45,081
TOTAL ASSETS		257,754,996
Liabilities:
Payable for investments purchased	$2,448,132
Payable for shares redeemed	916,332
Bank overdraft	20,927
Income distribution payable	174,362
Payable for shareholder services fee (Note 5)	56,834
Accrued expenses	61,512
TOTAL LIABILITIES		3,678,099
Net assets for 41,606,203 shares outstanding		$254,076,897
Net Assets Consist of:
Paid-in capital		$327,389,933
Net unrealized appreciation of investments		12,528,915
Accumulated net realized loss on investments, options, swap contracts and foreign currency transactions		(85,885,753)
Undistributed net investment income		43,802
TOTAL NET ASSETS		$254,076,897
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net asset value and offering price per share ($254,076,897 ÷ 41,606,203 shares outstanding), no par value, unlimited shares authorized		$6.11
Redemption proceeds per share (98.00/100 of $6.11)		$5.99

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Operations

Year Ended February 28, 2011

Investment Income:
Dividends (including $84,188 received from affiliated issuers (Note 5) and net of foreign taxes withheld of $5,975)			$333,574
Interest			15,734,373
TOTAL INCOME			16,067,947
Expenses:
Investment adviser fee (Note 5)		$1,549,439
Administrative personnel and services fee (Note 5)		161,498
Custodian fees		17,117
Transfer and dividend disbursing agent fees and expenses		196,219
Directors'/Trustees' fees		10,760
Auditing fees		27,631
Legal fees		8,511
Portfolio accounting fees		92,823
Shareholder services fee (Note 5)		486,440
Account administration fee		16,198
Share registration costs		34,126
Printing and postage		37,315
Insurance premiums		4,546
Miscellaneous		10,000
TOTAL EXPENSES		2,652,623
Waivers and Reimbursement (Note 5):
Waiver/reimbursement of investment adviser fee	$(592,965)
Waiver of administrative personnel and services fee	(4,282)
TOTAL WAIVERS AND REIMBURSEMENT		(597,247)
Net expenses			2,055,376
Net investment income			14,012,571
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions (including realized loss of $1,447,783 on sales of investments in affiliated issuers (Note 5))			(957,261)
Realized gain distribution from affiliated investment company shares			56,242
Net change in unrealized depreciation of investments			24,430,205
Net realized and unrealized gain on investments and foreign currency transactions			23,529,186
Change in net assets resulting from operations			$37,541,757

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended February 28	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income	$14,012,571	$14,484,068
Net realized loss on investments and foreign currency transactions	(901,019)	(18,851,164)
Net change in unrealized appreciation/depreciation of investments	24,430,205	75,354,967
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	37,541,757	70,987,871
Distributions to Shareholders:
Distributions from net investment income	(14,667,690)	(13,976,738)
Share Transactions:
Proceeds from sale of shares	76,686,993	49,227,119
Net asset value of shares issued to shareholders in payment of distributions declared	12,410,899	11,860,248
Cost of shares redeemed	(54,856,406)	(48,090,242)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	34,241,486	12,997,125
Redemption fees	39,881	58,701
Change in net assets	57,155,434	70,066,959
Net Assets:
Beginning of period	196,921,463	126,854,504
End of period (including undistributed net investment income of $43,802 and $446,183, respectively)	$254,076,897	$196,921,463

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Notes to Financial Statements

February 28, 2011

1. ORGANIZATION

Federated High Yield Trust (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund's investment objective is to seek high current income by investing primarily in a professionally managed, diversified portfolio of fixed-income securities. The Fund's portfolio of investments consists primarily of lower-rated corporate debt obligations. These lower-rated obligations may be more susceptible to real or perceived adverse economic conditions than investment-grade bonds. These lower-rated debt obligations are regarded as predominately speculative with respect to each issuer's continuing ability to make interest and principle payments (i.e. the obligations are subject to the risk of default). The Fund offers one class of shares: Institutional Service Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of Annual Shareholder Report the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

Annual Shareholder Report

The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended February 28, 2011, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of February 28, 2011, tax years 2008 through 2011 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Annual Shareholder Report

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At February 28, 2011, the Fund had no outstanding foreign exchange contracts.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Annual Shareholder Report

Additional information on restricted securities, excluding securities purchased under Rule 144A, if applicable, that have been deemed liquid by the Trustees, held at February 28, 2011, is as follows:

Security	Acquisition Date	Cost	Market Value
CVC Claims Litigation LLC	3/26/1997 - 8/19/1997	$4,646,903	$0
Digicel Ltd., Sr. Note, Series 144A, 8.875%, 1/15/2015	4/20/2009 - 5/1/2009	$253,000	$365,750
Digicel Ltd., Sr. Note, Series 144A, 9.125%, 1/15/2015	2/22/2007 - 5/2/2008	$688,876	$734,365
Digicel Ltd., Sr. Note, Series 144A, 10.50%, 4/15/2018	3/16/2010	$75,000	$85,875
Digicel Ltd., Sr. Note, Series 144A, 12.00%, 4/1/2014	3/6/2009 - 1/5/2010	$336,503	$412,125
Digicel Ltd., Sr. Note, Series 144A, 8.25%, 9/1/2017	11/23/2009	$394,500	$420,000
Hard Rock Park Operations LLC, Sr. Secd. Note, Series 144A, 0.00%, 4/1/2012	3/23/2006	$641,893	$0
Royal Oak Mines, Inc.	2/24/1999	$15,376	$3,348

Additional Disclosure Related to Derivative Instruments

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended February 28, 2011

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Forward Currency Contracts
Foreign exchange contracts	$(1,104)

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended February 28	2011	2010
Shares sold	13,040,461	10,224,489
Shares issued to shareholders in payment of distributions declared	2,163,762	2,416,095
Shares redeemed	(9,616,815)	(9,593,589)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	5,587,408	3,046,995
Annual Shareholder Report

Redemption Fees

The Fund imposes a 2.00% redemption fee to shareholders of the Fund's Institutional Service Shares who redeem shares held for 90 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption fee. All redemption fees are recorded by the Fund as additions to paid-in capital. The redemption fees for the Fund's Institutional Service Shares amounted to $39,881 and $58,701 for the years ended February 28, 2011 and February 28, 2010, respectively.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for defaulted securities, expired capital loss carryforwards and discount accretion/premium amortization on debt securities.

For the year ended February 28, 2011, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(94,997,098)	$252,738	$94,744,360

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended February 28, 2011 and 2010, was as follows:

	2011	2010
Ordinary income	$14,667,690	$13,976,738

As of February 28, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$78,249
Net unrealized appreciation	$1,425,925
Capital loss carryforwards and deferrals	$(74,817,210)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales, discount accretion/premium amortization on debt securities and interest for defaulted bonds.

At February 28, 2011, the cost of investments for federal tax purposes was $251,903,033. The net unrealized appreciation of investments for federal tax purposes was $1,425,925. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $11,580,008 and net unrealized depreciation from investments for those securities having an excess of cost over value of $10,154,083.

Annual Shareholder Report

At February 28, 2011, the Fund had a capital loss carryforward of $74,532,319 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2012	$36,932,748
2014	$4,449,545
2015	$3,020,106
2016	$4,060,589
2017	$7,603,250
2018	$12,433,579
2019	$6,032,502

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Capital loss carryforwards of $94,995,842 expired during the year ended February 28, 2011.

Under current tax regulations, capital losses on securities transactions and foreign currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of February 28, 2011, for federal income tax purposes, post October losses of $283,817 for securities transactions and $1,074 for foreign currency losses were deferred to March 1, 2011.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended February 28, 2011, the Adviser voluntarily waived $555,617 of its fee.

Annual Shareholder Report

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended February 28, 2011, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $4,282 of its fee.

Shareholder Services Fee

The Fund may pay fees (“Service Fees”) up to 0.25% of the average daily net assets of the Fund's Institutional Service Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $1,965 of Service Fees for the year ended February 28, 2011. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for Service Fees. For the year ended February 28, 2011, FSSC received $29,670 of fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights) paid by the Fund's Institutional Service Shares (after the voluntary waivers and reimbursements) will not exceed 0.99% (the “Fee Limit”), up to but not including the later of (the “Termination Date”): (a) May 1, 2012; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

Interfund Transactions

During the year ended February 28, 2011, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $0 and $412,752, respectively.

General

Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Annual Shareholder Report

Transactions Involving Affiliated Holdings

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended February 28, 2011, the Adviser reimbursed $37,348. Transactions involving the affiliated holdings during the year ended February 28, 2011, were as follows:

Affiliates	Balance of Shares Held 2/28/2010	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 2/28/2011	Value	Dividend Income
Federated InterContinental Fund, Institutional Shares	64,572	2,896	—	67,468	$3,465,842	$27,893
Federated Prime Value Obligations Fund, Institutional Shares	1,378,025	79,939,989	69,086,930	12,231,084	12,231,084	5,476
Federated Max-Cap Index Fund, Institutional Shares	438,493	8,570	378,233	68,830	945,723	50,819
TOTAL OF AFFILIATED TRANSACTIONS	1,881,090	79,951,455	69,465,163	12,367,382	$16,642,649	$84,188

6. Investment TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended February 28, 2011, were as follows:

Purchases	$124,335,035
Sales	$101,046,559

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of February 28, 2011, there were no outstanding loans. During the year ended February 28, 2011, the Fund did not utilize the LOC.

Annual Shareholder Report

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of February 28, 2011, there were no outstanding loans. During the year ended February 28, 2011, the program was not utilized.

9. Legal Proceedings

Since February 2004, Federated Investors, Inc. and related entities (collectively, “Federated”), have been named as defendants in several lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania. These lawsuits have been consolidated into a single action alleging excessive advisory fees involving one of the Federated-sponsored mutual funds (“Federated Funds”). Federated and its counsel have been defending this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek monetary damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the allegations in these matters will not result in increased redemptions, or reduced sales, of shares of the Federated Funds or other adverse consequences for the Federated Funds.

10. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended February 28, 2011, 2.35% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income distributions made by the Fund during the year ended February 28, 2011, 1.67% qualify for the dividend received deduction available to corporate shareholders.

Annual Shareholder Report

Report of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS and board of trustees OF Federated High Yield Trust:

We have audited the accompanying statement of assets and liabilities of Federated High Yield Trust (the “Fund”), including the portfolio of investments, as of February 28, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated High Yield Trust at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
April 25, 2011

Annual Shareholder Report

Board of Trustees and Trust Officers

The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2010, the Trust comprised one portfolio(s), and the Federated Fund Family consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

Interested Trustees Background

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.

Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Began serving: April 1999	Principal Occupations: Principal Executive Officer and President of the Federated Fund Family; Director or Trustee of some of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

Interested Trustees Background

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis, CPA Birth Date: September 3, 1939 Trustee Began serving: April 1999	Principal Occupation: Director or Trustee of the Federated Fund Family.

Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).

Previous Position: Partner, Andersen Worldwide SC.

Qualifications: Public accounting and director experience.
John F. Cunningham Birth Date: March 5, 1943 Trustee Began serving: April 1999	Principal Occupation: Director or Trustee of the Federated Fund Family.
Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.

Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.

Previous Position: Pennsylvania Superior Court Judge.

Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: August 1991	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Qualifications: Business management, mutual fund services and director experience.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: April 1999	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Family; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).

Qualifications: Banking, business management, education and director experience.
R. James Nicholson Birth Date: February 4, 1938 Trustee Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Family; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Qualifications: Legal, government, business management and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).

Qualifications: Business management, mutual fund, director and investment experience.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: April 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

Qualifications: Business management and director experience.
James F. Will Birth Date: October 12, 1938 Trustee Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Director, Alleghany Corporation; Trustee, Wheeling Jesuit University; Director, Liberty Tire Recycling.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

Qualifications: Business management, education and director experience.

OFFICERS

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 Treasurer Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard B. Fisher Birth Date: May 17, 1923 Vice President Began serving: April 1984	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Mark E. Durbiano Birth Date: September 21, 1959 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Mark E. Durbiano has been the Fund's Portfolio Manager since August 1984. He is Vice President of the Fund. Mr. Durbiano joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. From 1988 through 1995, Mr. Durbiano was a Portfolio Manager and a Vice President of the Fund's Adviser. Mr. Durbiano has received the Chartered Financial Analyst designation and an M.B.A. in Finance from the University of Pittsburgh.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract – May 2010

Federated High Yield Trust (the “Fund”)

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2010. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services (if any) received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

Annual Shareholder Report

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be relevant, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar Annual Shareholder Report mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant in judging the reasonableness of proposed fees.

For the one-year, three-year and five-year periods covered by the report, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

Annual Shareholder Report

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

Annual Shareholder Report

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the home page, select “View All” next to “Find Products.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Proxy Voting Record Report (Form N-PX).” Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's website at FederatedInvestors.com. From the home page, select “View All” next to “Find Products.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Form N-Q.”

Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated High Yield Trust
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 314197104

30221 (4/11)

Federated is a registered trademark of Federated Investors, Inc.
2011  ©Federated Investors, Inc.

Item 2.                      Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Nicholas P. Constantakis, Charles F. Mansfield, Jr. and Thomas M. O’Neill.

Item 4.                      Principal Accountant Fees and Services

(a)           Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $27,600

Fiscal year ended 2010 - $27,600

(b)                      Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $24

Fiscal year ended 2010 - $31

Travel to Audit Committee Meeting.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)                       Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $0

Fiscal year ended 2010 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)                      All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $0

Fiscal year ended 2010 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $32,433 and $21,310 respectively.  Fiscal year ended 2011- Service fee for analysis of potential Passive Foreign Investment Company holdings.  Fiscal year ended 2010- Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1)                      Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)
The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)
Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant  at the time of the engagement to be non-audit services; and

(3)
Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)                      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2011 – 0%

Fiscal year ended 2010 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2011 – 0%

Fiscal year ended 2010 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2011 – 0%

Fiscal year ended 2010 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
Fiscal year ended 2011 - $309,089

Fiscal year ended 2010 - $367,081

(h)                      The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.                      Audit Committee of Listed Registrants

Not Applicable

Item 6.                      Schedule of Investments

Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.                                Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.                                Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                                Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Federated High Yield Trust

By	/S/ Richard A. Novak
Richard A. Novak, Principal Financial Officer
Date	April 20, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ J. Christopher Donahue
J. Christopher Donahue, Principal Executive Officer
Date	April 20, 2011

By	/S/ Richard A. Novak
Richard A. Novak, Principal Financial Officer
Date	April 20, 2011